Exhibit 99.3
Financial Statements
The Athlete’s Foot Marketing Support Fund, LLC
Years ended December 31, 2005 and 2004
with Report of Independent Auditors

The Athlete’s Foot
Marketing Support Fund, LLC
Table of Contents

REPORT OF INDEPENDENT AUDITORS
The Board of Directors
The Athlete’s Foot Marketing Support Fund, LLC
We have audited the accompanying balance sheets of The Athlete’s Foot Marketing Support Fund, LLC as of December 31, 2005 and 2004, and the related statements of operations and member’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the 2005 and 2004 financial statements referred to above present fairly, in all material respects, the financial position of The Athlete’s Foot Marketing Support Fund, LLC at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

September 29, 2006
1155 Perimeter Center West, Suite 600
Atlanta, Georgia 30338-5416
404-261-7200      Fx: 404-261-9481
www.tbcpa.com
Associated worldwide with CPA Associates International

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
BALANCE SHEETS
DECEMBER 31,

	2005	2004
ASSETS

CURRENT ASSETS
Cash	$10,959	$—
Receivables:
Participants, less allowance for doubtful accounts of $35,407 at December 31, 2005 and $233,000 at December 31, 2004	185,708	115,056
Affiliate	235,866	51,600

TOTAL ASSETS	$432,533	$166,656

LIABILITIES AND MEMBER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$56,922	$—
Accrued expenses	—	10,485
Amounts restricted for future advertising:
Participants	331,519	112,079
Prior member	43,092	43,092

TOTAL LIABILITIES	431,533	165,656

MEMBER’S EQUITY	1,000	1,000

TOTAL LIABILITIES AND MEMBER’S EQUITY	$432,533	$166,656

See accompanying notes to financial statements.

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
STATEMENTS OF OPERATIONS AND MEMBER’S EQUITY
YEARS ENDED DECEMBER 31,

	2005	2004
REVENUE
Advertising contributions from participants:
Corporate — owned stores	$—	$714,354
Franchised stores	589,641	609,474

	589,641	1,323,828

COSTS AND EXPENSES
Advertising expenses	439,685	987,911
Selling, general and administrative expenses	149,956	330,367
Other	—	5,550

	589,641	1,323,828

NET INCOME	—	—

MEMBER’S EQUITY AT BEGINNING OF YEAR	1,000	1,000

MEMBER’S EQUITY AT END OF YEAR	$1,000	$1,000

See accompanying notes to financial statements.

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31,

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$—	$—

Adjustments:
Changes in:
Receivables	(70,652)	62.190
Receivable — affiliate	(184,266)	(51,600)
Accounts payable	56,922	—
Accrued expenses	(10,485)	(77,433)
Due to participants	219,440	76,590
Payable to affiliate	—	(9,747)

Total adjustments	10,959	—

Net cash provided by operating activities	10,959	—

CASH, BEGINNING OF YEAR	—	—

CASH, END OF YEAR	$10,959	$—

See accompanying notes to financial statements.

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004
NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business
The Athlete’s Foot Marketing Support Fund, LLC (the “Company” or “MSF”) was created to operate an advertising fund through the collection and expenditure of funds which are restricted for the purposes of national and/or regional advertising. Such advertising expenditures are made for radio, television and print media, public relations and marketing programs, in-store promotions and market research. The advertising expenditures benefit franchisees of Athlete’s Foot Brands, LLC, (formerly Athlete’s Foot Brands, Inc.) (“AFB”) and Athlete’s Foot Marketing Associates, LLC (“AFMA”) (formerly Athlete’s Foot Marketing Associates, Inc.) which are required to pay to the Company a percentage of operating cash receipts and are commonly controlled affiliates. During 2004 the specialty retail athletic footwear stores operated by The Athlete’s Foot Stores, LLC (“Stores”), previously a commonly controlled company, also benefited from these advertising expenditures. On December 9, 2004 Stores filed for protection under Chapter 11 of the Federal Bankruptcy Code. All accounts receivable due from Stores were fully reserved as of December 31, 2004 and these amounts were written off against accounts receivable during 2005.
The Company was created by The Athlete’s Foot Stores, Inc. (previously a member) and Athlete’s Foot Marketing Associates, Inc. (the “Member”) effective January 1, 1996, as a Georgia limited liability company. The operations of the Company are governed by the “Advertising and Management Services Agreement” dated February 16, 1996. Stores transferred its interest in MSF to AFMA on December 27, 2003, with AFMA as sole Member of the Company. Because of its status as a limited liability company, subject to certain caveats, the Member does not have any personal liability with respect to the liabilities or obligations of the Company and the Member is not personally liable or obligated to return to the Company or to pay any creditor or any other Member the amount of any return on its capital contribution or other distributions. The Company will be dissolved upon the occurrence of certain events or the date December 31, 2039, whichever is earlier.
The Company is a wholly-owned subsidiary of AFMA and ultimately of Marketing Acquisition Corp. (“MAC”). MAC acquired AFMA on December 27, 2003 from The Athlete’s Foot Group, Inc., a wholly owned subsidiary of Miramont Finance Distribution, S.A. and ultimately of Rallye, S.A. of France. As of December 31, 2005, 204 franchised stores of AFB and AFMA participated in the operations of the Company. As of December 31, 2004, 115 corporate-owned stores and 217 franchised stores of AFB and AFMA participated in the operations of the Company.

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004
NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Basis of Presentation
The Company does not have office space and has no employees of its own; instead, most business services are provided by AFMA at a cost which aggregated $65,000 and $62,000 for 2005 and 2004, respectively. Expenses allocated to the Company for services are included in selling, general and administrative expenses in the accompanying statements of operations and are based upon formulae determined by management of AFMA.
All expenses and revenues of the Company are paid or collected by AFMA on behalf of the Company. The net of all such transactions is charged or credited to due from affiliate in the accompanying balance sheets.
The Advertising and Management Services Agreement provides that any deficit or surplus incurred by the Company is to be carried over to future years and will be recovered, if a deficit, by future contributions from franchisees. At December 31, 2005 and 2004, the Company recorded payables of $374,611 and $155,000, respectively, resulting from an excess of contributions over expenses on an inception-to-date basis to December 31, 2005 and 2004, respectively.
Receivables
Receivables consist of amounts due from franchisees at December 31, 2005 and amounts due from franchisees and corporate-owned stores at December 31, 2004 for advertising contributions, net of allowance of doubtful accounts of $35,407 and $233,000 at December 31, 2005 and 2004. Receivables are not collateralized and represent the amounts that management expects to collect. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of the individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to receivables.
Advertising Costs
The Company expenses the costs of advertising as incurred.

THE ATHLETE’S FOOT MARKETING SUPPORT FUND, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004
NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Revenues
Advertising contributions from franchisees and corporate-owned stores are recorded as revenue as earned on an accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Income Taxes
As a limited liability company, the results of the Company’s operations are included in the income tax return of its member. As such, no federal or state income taxes are provided in the accompanying financial statements.
NOTE B — SUBSEQUENT EVENT
On August 21, 2006, Aether Holdings, Inc., a Delaware corporation (“Aether”), NexCen Franchise Brands, Inc., a Delaware corporation and wholly owned subsidiary of the Aether (“NexCen Brands”), and NexCen Franchise Management, Inc., a Delaware corporation and wholly owned subsidiary of NexCen Brands (“NexCen Management,” and together with NexCen Brands, the “Purchasers”), entered into an Equity Interest and Purchase Agreement (the “Purchase Agreement”) with Athlete’s Foot Marketing Associates, LLC (“Seller”), Athlete’s Foot Brands, LLC (“Brands”), The Athlete’s Foot Marketing Support Fund, LLC (“Support Fund,” and together with Brands, the “AFB Companies”), Robert J. Corliss (“Corliss”), Donald Camacho (“Camacho”), Timothy Brannon (“Brannon”) and Martin Amschler (“Amschler,” and together with Corliss, Camacho and Brannon, the “Shareholders to acquire 100% of the AFB Companies. The closing of the transaction is anticipated to take place by October 31, 2006.
Effective June 1, 2006 corporate resolutions were signed, forgiving the December 31, 2005 intercompany balance due from AFMA totaling $204,297 and the intercompany balance due from Brands totaling $29,100.